General Money

Market Fund, Inc.

SEMIANNUAL REPORT
May 31, 2001

(reg.tm)




The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                General Money Market Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for General Money Market Fund, Inc., covering the six-month period from December 1, 2000 through May 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Bernard W. Kiernan, Jr.

While the past six months have been difficult for the U.S. economy, we have recently seen signs that improvement may be in sight. The Federal Reserve Board' s aggressive easing of monetary policy produced a 2.5 percentage-point drop in short-term interest rates, a move designed to stimulate economic growth by reducing borrowing costs for corporations and consumers. Passage of a $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current economic slowdown should give way to renewed economic growth later this year.

The implications of this economic scenario may be positive for the money markets, which may produce higher yields if the economy gains momentum. Even in the recent low interest-rate environment, money markets served investors well by effectively sheltering assets from the volatility that roiled the stock and high yield bond markets when economic conditions deteriorated earlier this year.

Of course, our economic perspectives may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 15, 2001

2


DISCUSSION OF FUND PERFORMANCE

Bernard W. Kiernan, Jr., Portfolio Manager

How did General Money Market Fund, Inc. perform during the period?

For the six-month period ended May 31, 2001, the fund produced an annualized yield of 5.13% for Class A shares, 4.90% for Class B shares and 4.86% for Class X shares. Taking into account the effects of compounding, the fund produced an annualized effective yield of 5.25% for Class A shares, 5.01% for Class B shares and 4.97% for Class X shares.(1)

What is the fund's investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests in a diversified portfolio of high quality, short-term debt securities. These include securities issued or guaranteed by the U.S. Government or its agencies, certificates of deposit, short-term securities issued by domestic or foreign banks, repurchase agreements, asset-backed securities, domestic and dollar-denominated foreign commercial paper and dollar-denominated obligations issued or guaranteed by foreign governments. Normally, the fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

What other factors influenced the fund's performance?

The U.S. economy was already showing signs of slowing when the reporting period began in December 2000, primarily in response to steps taken by the Federal Reserve Board (the "Fed"), which attempted to relieve potential inflationary pressures by increasing short-term interest rates several times in 1999 and 2000.

The short-term markets responded to the signs of a slowing economy with lower yields and the Fed held monetary policy steady, choosing not to raise rates
further during 2000.   At its December 2000 meeting,

                                                                      The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

the Fed began to suggest that the greater threat facing the economy was recession, not inflation. As a result, many investors came to believe that the Fed's next move would be an interest-rate cut.

Those expectations were quickly realized when the Fed reduced interest rates by 50 basis points on January 3, 2001, between meetings of the Federal Open Market Committee ("FOMC"). The Fed apparently was reacting to weak retail sales, diminishing consumer confidence and softening manufacturing activity, which were threatening to push the economy into recession. During the last week of January, the Fed cut interest rates by another 50 basis points; however, the market did not respond favorably to this news, because short-term taxable market yields had already discounted a significant rate reduction.

In February, better than expected employment data also did little to reassure investors who widely expected the Fed to reduce interest rates again at the FOMC meeting in March. Indeed, the Fed cut rates by another 50 basis points at the March meeting, in April between regularly scheduled FOMC meetings and again in mid-May. So far in 2001, the Fed has reduced interest rates a total of 250 basis points, and short-term money market yields have declined commensurately.

Throughout the reporting period, we consistently maintained a long weighted average maturity for the fund. This position was designed to maintain then current yields for a longer time while interest rates declined.

What is the fund's current strategy?

Despite signs that the economic slowdown may be leveling off, we believe that the Fed is likely to continue to lower interest rates at its June meeting in an attempt to keep the economy out of recession.

Other statistical evidence has been mixed. As the employment situation continues to worsen consumer spending remains an area of strength. Also, at an annual growth rate of 1.2%, first-quarter 2001 productivity posted its biggest decrease since the early 1990s. While the

4

drop was larger than expected, the overall growth trend in productivity has been high, so the market was not overly concerned. Also on the positive side, housing sales have been stronger than many analysts expected due in large part to lower mortgage rates. In addition, consumer confidence appears to have picked up recently.

In our view, the evidence to date suggests that the Fed will likely continue to be aggressive in its efforts to return the economy to more solid footing. By maintaining a long weighted average maturity, we believe the fund is well positioned for such a scenario. Of course, we continue to look for events that may affect the short-term taxable markets and will respond if and as we deem appropriate.

June 15, 2001

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. YIELDS PROVIDED FOR THE FUND'S CLASS B AND CLASS X SHARES REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S CLASS B AND CLASS X YIELDS WOULD HAVE BEEN LOWER. WITHOUT THE FUND'S EXPENSE ABSORPTION, THE FUND'S CLASS B SHARES WOULD HAVE PRODUCED AN ANNUALIZED NET YIELD OF 4.87% AND AN ANNUALIZED EFFECTIVE NET YIELD OF 4.99%, AND THE FUND'S CLASS X SHARES WOULD HAVE PRODUCED AN ANNUALIZED NET YIELD OF 4.72% AND AN ANNUALIZED EFFECTIVE NET YIELD OF 4.83%

                                                                      The Fund 5

STATEMENT OF INVESTMENTS

May 31, 2001 (Unaudited)

STATEMENT OF INVESTMENTS



                                                                                               Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--44.6%                                                Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ABN-AMRO Bank (Yankee)

   6.02%, 9/17/2001                                                                          75,000,000               75,002,153

Banca Commerciale Italiana (London)

   4.82%, 6/29/2001                                                                         150,000,000              150,001,153

Banco Bilbao Vizcaya S.A. (London)

   6.40%, 6/7/2001                                                                           50,000,000               50,000,556

Barclays Bank PLC (London)

   4.30%, 4/24/2002                                                                          50,000,000               50,004,352

Bayerische Hypo-und Vereinsbank AG (Yankee)

   4.24%, 6/19/2002                                                                          50,000,000               49,997,458

Canadian Imperial Bank Of Commerce (Yankee)

   4.17%, 7/3/2001                                                                           50,000,000  (a)          49,997,699

Canadian Imperial Bank Of Commerce (Yankee)

   4.29%, 4/23/2002                                                                         200,000,000              200,000,000

Comerica Bank

   4.16%, 9/21/2001                                                                          50,000,000  (a)          49,994,032

Commerzbank NY (Yankee)

   4.81%-7.02%, 6/29/2001-7/17/2001                                                         200,000,000              199,995,911

Credit Agricole Indosuez S.A. (Yankee)

   5.37%-6.39%, 7/25/2001-12/7/2001                                                         200,000,000              200,000,000

Deutsche Bank AG (Yankee)

   4.05%, 7/9/2001                                                                          100,000,000              100,001,048

First Tennessee Bank

   5.00%, 6/4/2001                                                                          100,000,000              100,000,000

First Union National Bank

   4.03%-5.02%, 11/15/2001-2/26/2002                                                        155,000,000  (a)         155,012,373

Halifax PLC (London)

   5.40%, 7/16/2001                                                                         150,000,000              150,001,827

Key Bank N.A.

   4.07%, 3/19/2002                                                                          50,000,000  (a)          49,988,260

Merita Bank PLC (Yankee)

   4.30%-5.34%, 6/27/2001-4/22/2002                                                         240,000,000              240,186,863

National Australia Bank (London)

   6.61%, 9/4/2001                                                                           20,000,000               20,008,839

Svenska Handelsbanken (London)

   5.37%, 7/26/2001                                                                          15,000,000               15,000,223

Svenska Handelsbanken (Yankee)

   5.17%-7.00%, 7/12/2001-10/31/2001                                                        100,000,000              100,000,968

Union Bank California

   4.58%, 9/21/2001                                                                          50,000,000               50,000,000

Westdeutsche Landesbank (London)

   4.76%-6.66%, 6/12/2001-11/9/2001                                                         250,000,000              250,000,000

6

                                                                                              Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT (CONTINUED)                                          Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Wilmington Trust Co.

   5.00%-6.50%, 6/20/2001-8/29/2001                                                         130,000,000              130,019,847

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $2,435,213,562)                                                                                           2,435,213,562
-----------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--24.1%
-----------------------------------------------------------------------------------------------------------------------------------

Atlantis One Funding Corp.

   4.80%, 6/13/2001                                                                          77,951,000              77,827,837

BBL North America Funding Corp.

   6.00%, 6/6/2001                                                                           40,000,000              39,967,500

BCI Funding Corp.

   6.59%, 8/17/2001                                                                          80,000,000              78,924,567

Den Norske Bank ASA

   5.17%-5.34%, 7/9/2001-8/2/2001                                                           180,135,000             178,826,287

Falcon Asset Securitization Corp.

   4.56%, 9/20/2001                                                                          40,000,000             39,449,933

General Electric Capital Corp.

   5.00%, 6/12/2001                                                                         175,000,000              174,736,382

Giro Funding U.S. Corp.

   4.01%, 6/19/2001                                                                          69,860,000              69,720,280

Greyhawk Funding LLC

   4.01%, 6/14/2001                                                                         100,000,000              99,855,556

Madison Funding Corp.

   4.86%, 6/25/2001                                                                          25,405,000              25,323,704

Morgan Stanley Dean Witter & Co.

   5.00%, 6/11/2001                                                                         120,000,000             119,835,500

Moriarty LTD

   4.57%, 9/10/2001                                                                          25,000,000              24,686,479

Philip Morris Cos. Inc.

   4.37%, 7/6/2001                                                                           40,000,000  (b)          39,831,611

Santander Central Hispano Finance Inc.

   5.17%, 8/8/2001                                                                          100,000,000              99,048,000

Sigma Finance Inc.

   5.54%, 7/5/2001                                                                           50,000,000  (b)          49,745,472

Spintab AB

   6.40%, 6/7/2001                                                                           50,000,000              49,948,333

Swedbank Inc.

   4.59%, 12/14/2001                                                                         50,000,000              48,791,333

UBS Finance Delaware LLC

   4.18%, 6/1/2001                                                                          100,000,000              100,000,000

TOTAL COMMERCIAL PAPER

   (cost $1,316,518,774)                                                                                           1,316,518,774

                                                                                                     The Fund  7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
CORPORATE NOTES--14.0%                                                                       Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Bear Stearns Companies

   4.15%, 2/28/2002                                                                          75,000,000  (a)          75,000,000

Beta Finance Inc.

   4.10%-4.11%, 5/24/2002-6/17/2002                                                         250,000,000  (a)         250,000,000

Merrill Lynch & Co. Inc.

   4.21%-5.15%, 3/5/2002-6/5/2002                                                           100,000,000  (a)         100,000,000

Morgan Stanley, Dean Witter & Co.

   4.86%, 12/17/2001                                                                         36,250,000  (a)          36,287,955

Philip Morris Cos. Inc.

   5.34%, 12/4/2001                                                                          50,000,000  (a)          50,000,000

Sigma Finance Inc.

   4.06%-4.25%, 11/15/2001-5/28/2002                                                        175,000,000  (a)         175,002,992

Wells Fargo Finance Inc.

   4.13%, 10/12/2001                                                                         75,000,000  (a)          74,990,704

TOTAL CORPORATE NOTES

   (cost $761,281,651)                                                                                               761,281,651
-----------------------------------------------------------------------------------------------------------------------------------

PROMISSORY NOTES--4.6%
-----------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group Inc.

  4.55%-6.69%, 8/10/2001-12/18/2001

   (cost $250,000,000)                                                                      250,000,000  (c)         250,000,000
-----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--12.6%
-----------------------------------------------------------------------------------------------------------------------------------

Bank One N.A.

   4.02%-5.00%, 6/27/2001-4/15/2002                                                         240,000,000  (a)         240,078,626

First Union National Bank

   4.14%-4.19%, 6/22/2001-9/18/2001                                                         100,000,000  (a)          99,999,569

Key Bank N.A.

   4.16%, 6/1/2001                                                                          100,000,000  (a)         100,000,000

National City Bank

   4.03%, 3/19/2002-4/4/2002                                                                200,000,000  (a)         199,952,129

U.S. Bank NA Minneapolis

   6.60%, 11/23/2001                                                                         50,000,000               49,993,169

TOTAL SHORT-TERM BANK NOTES

   (cost $690,023,493)                                                                                               690,023,493

8
                                                                                              Principal
TIME DEPOSITS--2.7%                                                                          Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Sun Trust Bank Inc. (Grand Cayman)

  4.25%, 6/1/2001

   (cost $147,448,000)                                                                      147,448,000              147,448,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $5,600,485,480)                                                          102.6%            5,600,485,480

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (2.6%)            (142,117,070)

NET ASSETS                                                                                       100.0%            5,458,368,410

(A)  VARIABLE INTEREST RATE-SUBJECT TO PERIODIC CHANGE.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL BUYERS. AT MAY 31, 2001
     THESE SECURITIES AMOUNTED TO $89,577,083 REPRESENTING APPROXIMATELY 1.6% OF
     NET ASSETS.

(C)  THESE NOTES WERE ACQUIRED FOR INVESTMENT, NOT WITH THE INTENT TO DISTRIBUTE
     OR SELL.  SECURITIES  RESTRICTED AS TO PUBLIC RESALE. THESE SECURITIES WERE
     ACQUIRED BETWEEN 11/14/2000 AND 3/23/2001 AT A COST OF $250,000,000. AT MAY
     31,  2001,  THE  AGGREGATE  VALUE  OF  THESE  SECURITIES  WAS  $250,000,000
     REPRESENTING  APPROXIMATELY  4.6% OF NET ASSETS AND IS VALUED AT  AMORTIZED
     COST.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                     The Fund  9

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2001 (Unaudited)

                                                             Cost         Value
------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        5,600,485,480  5,600,485,480

Interest receivable                                                 63,383,364

Prepaid expenses                                                       189,458

                                                                 5,664,058,302
------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                        4,237,480

Cash overdraft due to Custodian                                      1,041,151

Payable for investment securities purchased                        200,000,000

Accrued expenses                                                       411,261

                                                                   205,689,892
------------------------------------------------------------------------------

NET ASSETS ($)                                                   5,458,368,410
------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   5,458,495,188

Accumulated net realized gain (loss) on investments                  (126,778)
------------------------------------------------------------------------------

NET ASSETS ($)                                                    5,458,368,410

NET ASSET VALUE PER SHARE



                                                                         Class A               Class B              Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                      1,089,961,962         4,368,018,970              387,478

Shares Outstanding                                                  1,090,025,661         4,368,082,042              387,484
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                1.00                 1.00                 1.00



SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                    143,672,150

EXPENSES:

Management fee--Note 2(a)                                           12,277,448

Shareholder servicing costs-Note 2(c)                                6,163,470

Distribution fees--Note 2(b)                                         4,911,062

Registration fees                                                      338,770

Custodian fees                                                          99,071

Directors' fees and expenses-Note 2(d)                                  73,713

Prospectus and shareholders' reports                                    26,183

Professional fees                                                        9,489

Miscellaneous                                                           44,265

TOTAL EXPENSES                                                      23,943,471

Less-reduction in shareholder servicing costs
   due to undertaking--Note 2(c)                                      (554,043)

NET EXPENSES                                                        23,389,428
--------------------------------------------------------------------------------

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE
   IN NET ASSETS RESULTING FROM OPERATIONS                         120,282,722

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                     The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                             May 31, 2001          Year Ended
                                              (Unaudited)   November 30, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                        120,282,722          237,008,952

Net realized gain (loss) on investments                --              (42,569)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  120,282,722          236,966,383
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A Shares                               (26,680,395)         (53,192,381)

Class B Shares                               (93,594,238)        (183,783,669)

Class X Shares                                    (8,089)             (32,902)

TOTAL DIVIDENDS                             (120,282,722)        (237,008,952)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A Shares                              4,034,016,421       8,923,376,052

Class B Shares                              6,273,012,549      16,804,848,328

Class X Shares                                    456,925           1,002,357

Dividends reinvested:

Class A Shares                                 26,066,151          51,971,812

Class B Shares                                 90,390,833         172,363,390

Class X Shares                                      1,537              23,354

Cost of shares redeemed:

Class A Shares                            (3,952,805,403)      (8,856,634,316)

Class B Shares                            (5,333,668,929)     (16,695,737,773)

Class X Shares                                  (549,109)          (1,101,794)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS              1,136,920,975          400,111,410

TOTAL INCREASE (DECREASE) IN NET ASSETS    1,136,920,975          400,068,841
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         4,321,447,435        3,921,378,594

END OF PERIOD                               5,458,368,410        4,321,447,435

SEE NOTES TO FINANCIAL STATEMENTS.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                      Six Months Ended                                  Ten Months Ended
                                          May 31, 2001         Year Ended November 30,       November 30,   Year Ended January 31,
-----------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES                             (Unaudited)        2000     1999      1998            1997(a)          1997       1996
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                            1.00        1.00     1.00       1.00              1.00          1.00       1.00

Investment Operations:

Investment income--net                            .026        .056     .044       .049              .041          .047       .053

Distributions:

Dividends from
   investment income--net                       (.026)      (.056)   (.044)     (.049)            (.041)        (.047)     (.053)

Net asset value, end of period                    1.00        1.00     1.00       1.00              1.00          1.00       1.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                               5.17(b)        5.77     4.53       4.98           4.99(b)          4.81       5.42
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                           .78(b)         .78      .78        .77            .88(b)           .84        .86

Ratio of net investment income
   to average net assets                       5.11(b)        5.64     4.44       4.88           4.89(b)          4.71       5.28

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                          --          --       --         --                --            --        .01
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($ x 1,000)                 1,089,962     982,685  863,981    835,706           903,313       764,119    654,581

(A) THE FUND CHANGED ITS FISCAL YEAR END FROM JANUARY 31 TO NOVEMBER 30.

(B) ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  13




FINANCIAL HIGHLIGHTS (CONTINUED)

                               Six Months Ended                                        Ten Months Ended
                                   May 31, 2001             Year Ended November 30,         November 30,    Year Ended January 31,
-----------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                      (Unaudited)         2000         1999        1998            1997(a)          1997    1996(b)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                     1.00         1.00         1.00         1.00              1.00          1.00       1.00

Investment Operations:

Investment income--net                     .024         .054         .042         .047              .039          .046       .043

Distributions:

Dividends from
   investment income--net                (.024)       (.054)       (.042)       (.047)            (.039)        (.046)     (.043)

Net asset value, end of period             1.00         1.00         1.00         1.00              1.00          1.00       1.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                        4.95(c)         5.53         4.32         4.78           4.83(c)          4.65    5.18(c)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                1.00(c)         1.00         1.00         1.00           1.00(c)          1.00    1.00(c)

Ratio of net investment income
   to average net assets                4.84(c)         5.41         4.24         4.66           4.78(c)          4.56    5.00(c)

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation               .03(c)          .02          .03          .06            .05(c)           .07     .07(c)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                        4,368,019    3,338,285    3,056,844    2,427,332         1,231,132       369,205     50,446

A   THE FUND CHANGED ITS FISCAL YEAR END FROM JANUARY 31 TO NOVEMBER 30.

B   FROM MARCH 31, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO JANUARY 31, 1996.

C   ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

14




                                                                      Six Months Ended
                                                                          May 31, 2001                 Year Ended November 30,
                                                                                                       ----------------------

CLASS X SHARES                                                              (Unaudited)                 2000           1999(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                1.00                1.00           1.00

Investment Operations:

Investment income--net                                                              .024                 .054           .021

Distributions:

Dividends from investment income--net                                             (.024)                (.054)         (.021)

Net asset value, end of period                                                    1.00                  1.00           1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                  4.91(b)               5.49           4.33(b)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                           1.05(b)               1.05           1.05(b)

Ratio of net investment income
   to average net assets                                                          4.89(b)               5.43           4.01(b)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                                         .14(b)                .06            .25(b)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                387                 478            554

(A) FROM JUNE 1, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO NOVEMBER 30, 1999.

(B) ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  15


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

General Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge. The fund is authorized to issue 25.5 billion shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (15 billion shares authorized), Class B (10 billion shares authorized) and Class X (500 million shares authorized). Class A, Class B and Class X shares are identical except for the services offered to and the expenses borne by each class and certain voting rights. Class A shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act, Class B and Class X shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the Act and Class A, Class B and Class X shares are subject to a Shareholder Services Plan. In addition, Class B shares are charged directly for sub-accounting services provided by Service Agents (a securities dealer, financial institution or other industry professional) at an annual rate of .05% of the value of the average daily net assets of Class B shares.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may

16

require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $26,481 during the period ended May 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the fund' s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends from investment income-net on each business day; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the

                                                                     The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

"Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $86,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $68,000 of the carryover expires in fiscal 2005, $16,000 expires in fiscal 2007 and $2,000 expires in fiscal 2008.

At May 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1 1/2% of the value of the fund's average net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 2001, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Service Plan with respect to Class A shares (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class A shares bear directly the cost of preparing, printing and distributing prospectuses

18

and statements of additional information and implementing and operating the Plan. In addition, Class A shares pay the Distributor for distributing their shares and servicing shareholder accounts ("Servicing") and advertising and marketing relating to Class A shares at an aggregate annual rate of up to .20 of 1% of the value of the average daily net assets of Class A. The Distributor may pay one or more Service Agents a fee in respect of Class A shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. The schedule of such fees and the basis upon which such fees will be paid shall be determined from time to time by the fund's Board of Directors. If a holder of Class A shares ceases to be a client of a Service Agent, but continues to hold Class A shares, the Manager will be permitted to act as a Service Agent in respect of such fund shareholders and receive payments under the Service Plan for Servicing. The fees payable for Servicing are payable without regard to actual expenses incurred. During the period ended May 31, 2001, Class A shares were charged $1,043,664 pursuant to the Plan.

Under the Distribution Plan with respect to Class B ("Class B Distribution Plan") adopted pursuant to Rule 12b-1 under the Act, Class B shares bear directly the costs of preparing, printing and distributing prospectuses and statements of additional information and of implementing and operating the Class B Distribution Plan. In addition, Class B shares reimburse the Distributor for payments made to third parties for distributing Class B shares at an annual rate of .20 of 1% of the value of their average daily net assets. During the period ended May 31, 2001, Class B shares were charged $3,866,985 pursuant to the Class B Distribution Plan.

Under the Distribution Plan with respect to Class X ("Class X Distribution Plan") adopted pursuant to Rule 12b-1 under the Act, Class X shares pay the Distributor for distributing Class X shares at an annual rate of .25 of 1% of the value of their average daily net assets. During the period ended May 31, 2001, Class X shares were charged $413 pursuant to the Class X Distribution Plan.

                                                                     The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Under the fund's Shareholder Services Plan with respect to Class A ("Class A Shareholder Services Plan"), Class A shares reimburse the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets of Class A for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2001, Class A shares were charged $221,984 pursuant to the Class A Shareholder Services Plan.

Under the fund's Shareholder Services Plan with respect to Class B and Class X ("Shareholder Services Plan"), Class B and Class X shares pay the Distributor for the provision of certain services to the holders of Class B and Class X shares a fee at an annual rate of .25 of 1% of the value of the average daily net assets of Class B and Class X. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class B and Class X shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.

The Manager had undertaken from December 1, 2000 through May 31, 2001 that if the aggregate expenses of Class B and Class X shares, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceeded 1% for Class B and 1.05% for Class X shares of the value of their average daily net assets, the Manager will reimburse the expenses of the fund under the Shareholder Services Plan to the extent of any excess expense and up to the full fee payable under the Shareholder Service Plan. During the period ended May 31, 2001, Class B and Class X shares were charged $4,833,731 and $413, respectively, pursuant to the Shareholder Services Plan, of which $553,810 and $233, respectively, were reimbursed by the Manager.

20

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2001, the fund was charged $95,726 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                                    The Fund  21

                        For More Information

                        General Money
                        Market Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, New York 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  196SA0501